Earnings per Share	12 Months Ended
Dec. 31, 2024
Earnings per Share
Earnings per Share

20. Earnings per Share

The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31:

	2024	2023	2022
Numerator:
Net income (in thousands)	$505,073	$576,299	$559,210

Denominator (number of shares in thousands):
Basic weighted average common shares outstanding	19,316	19,879	20,482
Effect of dilutive securities:
Dilutive effect of non-vested shares	69	25	19
Diluted weighted average common shares outstanding	19,385	19,904	20,501

Basic earnings per share (in US dollars)	$26.15	$28.99	$27.30
Diluted earnings per share (in US dollars)	$26.05	$28.95	$27.28

Basic and diluted earnings per share amount related to a gain on troubled debt write-off amounting to $29.4 million recorded in the year ended December 31, 2022 is $1.43 and $1.43 per share, respectively (see Note 10).